                        AMENDMENT TO EMPLOYMENT AGREEMENT

       This Amendment to Employment Agreement is entered into as of the 12th day of July, 1999, by and between Thomas McDonough ("Executive") and Coventry Health Care, Inc ("Employer"), a Delaware corporation with its principal place of business at 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817.

                                   WITNESSETH:

       WHEREAS, Executive and Employer are parties to an Employment Agreement entered into as of the 13th day of March 1998 ("Employment Agreement") under which, among other things, Executive became employed as Employer's Executive Vice President commencing on April 1, 1998 (the "Date of Employment"); and

       WHEREAS, the Employment Agreement contains a provision stating that Executive shall be eligible to participate in a three-year long term incentive compensation plan, the terms and conditions of which were to be mutually agreed upon by Employer and Executive following the Date of Employment and included as an amendment to the Employment Agreement; and

       WHEREAS, Executive and Employer have reached agreement as to the terms and conditions of said long term incentive compensation plan;

       NOW THEREFORE, in consideration of the premises hereof and of the mutual promises and agreements contained herein and in the Employment Agreement, the parties hereto, intending to be legally bound, hereby agree to the following Long Term Incentive Compensation Plan:

       1. DEFINITIONS. For purposes of this Amendment to Employment Agreement:

              A. The items defined in paragraph 25 of the Employment Agreement have the same meaning herein as in the Employment Agreement.

              B. "Area of Performance" shall mean Risk Membership, General and Administrative Expenses PMPM, Earnings Per Share, or Medical Costs PMPM.

              C. "Commercial Risk Medical Costs PMPM" shall mean the Employer's medical costs per member per month for all non-Medicare risk plans.

              D. "Commercial Risk Membership" shall mean Employer's Risk Membership associated with all non-Medicare risk plans.

              E. "Earnings Per Share" shall mean the Employer's diluted earnings per share, calculated according to the Employer's normal accounting principles, after the exclusion of any extraordinary items, to the extent such items are disclosed in the Employer's regular financial statements. With respect to the determination of the Base Line Performance for 1998


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                     as set forth in paragraph 3, below, such extraordinary
                     charges specifically include the charge taken due to the AHERF bankruptcy and the charge associated with the Principal merger.

              F. "General & Administrative Expenses PMPM" shall mean the Employer's general and administrative expenses computed on a per member per month basis, excluding charges for depreciation and amortization of goodwill (and similar intangible write-offs) calculated according to the Employer's normal accounting principles. With respect to the determination of the Base Line Performance for 1998 as set forth in paragraph 3, below, all general and administrative expenses directly attributable to the health plans of PHC of Florida, Inc., and PHC of Illinois, Inc. shall be excluded.

              G. "Medical Costs PMPM" shall mean the Employer's medical costs per member per month, calculated according to the Employer's normal accounting principles.

              H. "Medicare Risk Medical Costs PMPM" shall mean the Employer's medical costs per member per month for Medicare risk plans.

              I. "Medicare Risk Membership" shall mean Employer's Risk Membership associated with Medicare risk plans.

              J.     "PMPM" shall mean "per member per month."

              K. "Risk Membership" shall mean the number of individuals enrolled in a health plan for which Employer bears the financial risk of medical costs. With respect to the determination of the Base Line Performance for 1998 as set forth in paragraph 3, below, it excludes all individuals enrolled in the health plans of PHC of Florida, Inc., and PHC of Illinois, Inc. With respect to the determination of performance for the years 1999, 2000 and 2001, "Risk Membership" shall exclude all individuals that were the subject of acquisitions or sales on or after January 1, 1999.

              L. "Sub-Area of Performance" shall mean Medicare Risk Medical Costs PMPM or Commercial Risk Medical Costs PMPM.

       2. AREAS OF PERFORMANCE. In addition to the compensation and benefits set forth in the Employment Agreement, Executive may earn long term incentive compensation based upon the Employer's actual performance in the following four Areas of Performance: (1) Risk Membership; (2) General and Administrative Expenses PMPM (3) Earnings Per Share; and (4) Medical Costs PMPM. The category of Medical Costs PMPM shall be further divided into two Sub-Areas of
Performance: Medicare Risk Medical Costs PMPM and Commercial Risk Medical Costs PMPM. In determining Executive's entitlement to long term incentive compensation hereunder, each Area and Sub-Area of Performance will be assigned the following weightings:



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
              AREA OF PERFORMANCE                              WEIGHTING
              -------------------                              ---------
              Risk Membership                                  20 percent

              General & Administrative PMPM                    30 percent

              Earnings Per Share                               30 percent

              Medical Costs PMPM                               20 percent

                     Medicare Risk Medical Costs PMPM          Medicare Risk Membership
                                                               divided by total Risk
                                                               Membership, as of December
                                                               31 of each year

                     Commercial Risk Medical Costs PMPM        Commercial Risk Membership
                                                               divided by total Risk
                                                               Membership, as of December
                                                               31 of each year

       3. BASE LINE PERFORMANCE. The Employer's performance as of December 31, 1998 in each of the Areas and Sub-Areas of Performance shall constitute the Base Line Performance for measuring the rate of change in subsequent years. It is agreed that the Base Line Performance as of December 31, 1998 in each of the Areas and Sub-Areas of Performance was as follows:

              AREA/SUB-AREA OF PERFORMANCE                     BASE LINE 12/31/98
              ----------------------------                     ------------------
              Risk Membership                                  1,167,041

              General & Administrative PMPM                    $ 18.72

              Earnings Per Share                               $  0.49

              Medical Costs PMPM

                     Medicare Risk Medical Costs PMPM          $403.79

                     Commercial Risk Medical Costs PMPM        $108.46

       4. PERFORMANCE TARGETS. The parties have agreed to certain targeted percentage rates of change in the Areas of Performance for the years 1999, 2000 and 2001, to be determined as at December 31, 1999, December 31, 2000 and December 31, 2001, respectively.


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For 1999, the targeted percentage rates of change, based on the Base Line
Performance, are as follows:

              AREA/SUB-AREA OF PERFORMANCE                     PERFORMANCE TARGETS (1999)
              ----------------------------                     --------------------------
              Risk Membership                                  + 5 percent

              General & Administrative PMPM                    - 6 percent

              Earnings Per Share                               + 60 percent

              Medical Costs PMPM

                     Medicare Risk Medical Costs PMPM          No more than + 5 percent

                     Commercial Risk Medical Costs PMPM        No more than + 3 percent

For 2000, the targeted percentage rates of change are as follows:

              AREA/SUB-AREA OF PERFORMANCE                     PERFORMANCE TARGETS (2000)
              ----------------------------                     --------------------------
              Risk Membership                                  + 10 percent

              General & Administrative PMPM                    - 6 percent

              Earnings Per Share                               + 25 percent

              Medical Costs PMPM

                     Medicare Risk Medical Costs PMPM          No more than + 6 percent

                     Commercial Risk Medical Costs PMPM        No more than + 4 percent

For 2001, the targeted percentage rates of change are as follows:

              AREA/SUB-AREA OF PERFORMANCE                     PERFORMANCE TARGETS (2001)
              ----------------------------                     --------------------------
              Risk Membership                                  + 10 percent

              General & Administrative PMPM                    - 5 percent

              Earnings Per Share                               + 20 percent

              Medical Costs PMPM

                     Medicare Risk Medical Costs PMPM          No more than + 6 percent

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
                     Commercial Risk Medical Costs PMPM        No more than + 4 percent

For purposes of computing performance in the year 2000, the targeted percentage rates of change shall be applied to a base equal to the targeted performance levels for 1999. For purposes of computing performance in the year 2001, the targeted percentage rates of change shall be applied to a base equal to the targeted performance levels for 2000.

       5. CALCULATION OF TOTAL PERCENTAGE OF TARGET ACHIEVED. For each of the calendar years 1999, 2000 and 2001, the Total Percentage of Target Achieved shall be calculated as follows:

              A. In each Area of Performance (except Medical Costs PMPM), the actual level of performance for the year shall be divided by the targeted level of performance for that year to yield the Percentage of Target Achieved for that Area of Performance.

              B. In the Medical Costs PMPM Area of Performance, the actual level of performance for the year in each Sub-Area of Performance shall first be divided by the targeted level of performance for that Sub-Area. Since the targets for these Sub-Areas are based on limiting the growth in medical costs, the percentage so obtained will then be adjusted as follows (unless it equals One Hundred Percent (100%)) to yield the Percentage of Target for that Sub-Area:

                     (1) If the percentage so obtained is over One Hundred Percent (100%), the percentage amount over One Hundred Percent (100%) will be subtracted from One Hundred Percent (100%).

                     (2) If the percentage so obtained is less then One Hundred Percent (100%), the percentage amount less than One Hundred Percent (100%) will be added to One Hundred Percent (100%).

                     The Percentage of Target for each Sub-Area so obtained shall then be multiplied by the weight assigned to that Sub-Area to yield the Weighted Percentage achieved for that Sub-Area. The Weighted Percentages achieved for the two Sub-Areas shall then be added to obtain the overall Percentage of Target Achieved for the Medical Costs PPM Area of Performance.

              C. Any Percentage of Target Achieved for an Area of Performance which is less than Zero Percent (0%) shall be considered to be Zero Percent (0%). Any Percentage of Target Achieved for an Area of Performance that is greater than One Hundred Fifty Percent (150%) of the target shall be considered to be One Hundred Fifty Percent (150%).

              D. The percentage weight assigned to each Area of Performance shall then be multiplied by the Percentage of Target Achieved for that Area of

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                     Performance to yield the Weighted Percentage of Target
                     Achieved for that Area of Performance for that year.

              E. The Weighted Percentage of Target achieved for each Area of Performance shall then be added to yield the Total Percentage of Target Achieved for that year in all Areas of Performance.

       6. CALCULATION OF LONG TERM INCENTIVE COMPENSATION. For each of the years 1999, 2000 and 2001, Executive shall be eligible to earn from $250,000 up to $1,000,000 in long term incentive compensation, depending on the Total Percentage of Target Achieved for that year in all Areas of Performance, as follows:

                TOTAL PERCENTAGE OF TARGET ACHIEVED               AMOUNT
                -----------------------------------               ------
              At least 80 percent but less than 81 percent       $ 250,000

              At least 81 percent but less than 82 percent       $ 275,000

              At least 82 percent but less than 83 percent       $ 300,000

              At least 83 percent but less than 84 percent       $ 325,000

              At least 84 percent but less than 85 percent       $ 350,000

              At least 85 percent but less than 86 percent       $ 380,000

              At least 86 percent but less than 87 percent       $ 410,000

              At least 87 percent but less than 88 percent       $ 440,000

              At least 88 percent but less than 89 percent       $ 470,000

              At least 89 percent but less than 90 percent       $ 500,000

              At least 90 percent but less than 91 percent       $ 550,000

              At least 91 percent but less than 92 percent       $ 600,000

              At least 92 percent but less than 93 percent       $ 650,000

              At least 93 percent but less than 94 percent       $ 700,000

              At least 94 percent but less than 95 percent       $ 750,000

              At least 95 percent but less than 96 percent       $ 800,000

              At least 96 percent but less than 97 percent       $ 850,000

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
              At least 97 percent but less than 98 percent       $ 900,000

              At least 98 percent but less than 99 percent       $ 950,000

              At least 99 percent through 100 percent            $1,000,000

Executive will not earn any long term incentive compensation if the Total Percentage of Target Achieved is less than 80 percent. There will be no increase in the amount of long term incentive compensation payable hereunder for a Total Percentage of Target Achieved that is greater than 100 percent. REGARDLESS OF THE TOTAL PERCENTAGE OF TARGET ACHIEVED, EXECUTIVE WILL NOT BE ELIGIBLE TO EARN ANY LONG TERM INCENTIVE COMPENSATION IN ANY YEAR UNLESS THE EMPLOYER ACHIEVES AT LEAST 80% OF THE TARGETED PERCENTAGE RATE OF INCREASE IN THE EARNINGS PER SHARE AREA OF PERFORMANCE FOR THAT YEAR. Long term incentive compensation for which Executive is eligible hereunder shall be considered earned on January 1, 2000 (for the 1999 performance year), on January 1, 2001 (for the 2000 performance year) and on January 1, 2002 (for the 2001 performance year), respectively.

       7. PAYMENT OF EARNED LONG TERM INCENTIVE COMPENSATION. Except as otherwise provided herein, any long term incentive compensation earned will be paid on the first business day in April of the year following the calendar year on which it is based, i.e. incentive compensation earned for the year 1999 will be paid on April 3, 2000, incentive compensation earned for the year 2000 will be paid on April 2, 2001 and incentive compensation earned for the year 2001 will be paid on April 1, 2002. Payment shall be made in cash, less required withholdings.

       8. FORFEITURE OF EARNED LONG TERM INCENTIVE COMPENSATION. If the employment of Executive with Employer is terminated prior to the date of payment
(a) by Employer for Good Cause, as defined in Section 25 of the Employment Agreement, or (b) by Executive for any reason other than Good Reason, as defined in Section 25 of the Employment Agreement, then Executive shall forfeit any right to payment of such earned long term incentive compensation.

       9. ELIGIBILITY TO EARN LONG TERM INCENTIVE COMPENSATION AFTER TERMINATION. If, prior to the date on which any long term incentive compensation is earned pursuant to paragraph 6 above, the employment of Executive is terminated (a) by Employer for any reason other than Good Cause, as defined in
Section 25 of the Employment Agreement, or (b) by Executive for Good Reason, as defined in Section 25 of the Employment Agreement, then Executive shall remain eligible to earn and be paid a portion of the long term incentive compensation for the performance year in which such termination occurs, based on the performance targets set forth herein, pro-rata based on the percent of the performance year for which he was employed.

       10. CHANGE IN CONTROL. In the event that there is a change in control of Employer, as defined in paragraph 25(c) of the Employment Agreement, Executive shall be paid in full for any earned long term incentive compensation, and shall be paid the following percentage of the maximum amount of any long term incentive compensation not yet earned:

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
              CHANGE OF CONTROL YEAR                   PERCENTAGE
              ----------------------                   ----------
                     1999                                 50%

                     2000                                 75%

                     2001                                100%


All such payments will be made at the time of closing of the transaction giving rise to the change in control.

       11. EXECUTIVE ASSIGNMENT. No interest of Executive or his spouse or any other beneficiary under this Amendment to Employment Agreement, or any right to receive any payment or distribution hereunder, shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind, nor may such interest or right to receive a payment or distribution be taken, voluntarily or involuntarily, for the satisfaction of the obligations or debts of, or other claims against, Executive or his spouse or other beneficiary, including claims for alimony, support, separate maintenance, and claims in bankruptcy proceedings.

       12. DEATH. If Executive dies during the term of this Agreement all long term incentive compensation amounts earned pursuant to paragraph 7, above, prior to his death shall be paid to his surviving spouse. On the death of the survivor of Executive and his spouse, no further long term incentive compensation amounts will be paid.

       13. BENEFITS UNFUNDED. All rights of Executive and his spouse or other beneficiary under this Amendment to Employment Agreement shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of Employer for payment of any amounts due hereunder. Neither Executive nor his spouse or other beneficiary shall have any interest in or rights against any specific assets of Employer, and Executive and his spouse or other beneficiary shall have only the rights of a general unsecured creditor of Employer.

       14. NOTICES. Any notice required or permitted to be given under this Amendment to Employment Agreement shall be sufficient if in writing and sent by registered or certified mail to his residence in the case of Executive, or to its principal office in the case of the Employer and the date of receipt shall be deemed the date which such notice has been provided.

       15. WAIVER OF BREACH. The waiver by either party of any provision of this Amendment to Employment Agreement shall not operate or be construed as a waiver of any subsequent breach by the other party.

       16. ASSIGNMENT. The rights and obligations of the Employer under this Amendment to Employment Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Employer, subject to the provisions of paragraph 10, above. The Executive acknowledges that the services to be rendered by him are unique and personal, and Executive may not assign any of his rights or delegate any of his duties or obligations under this Amendment to Employment Agreement.

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

       17. ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties and supersedes all other prior agreements, employment contracts and understandings, both written and oral, express or implied with respect to the subject matter of this Amendment to Employment Agreement and may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

       18. APPLICABLE LAW. This Amendment to Employment Agreement shall be governed by the laws of the State of Maryland, without giving effect to the principles of conflicts of law thereof.

       19. HEADINGS. The sections, subjects and headings of this Amendment to Employment Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

       20. COUNTERPARTS. This Amendment to Employment Agreement may be executed in counterparts, each of which shall be deemed an original.

       21. SEVERABILITY. In the event any provision of this Amendment to Employment Agreement is held illegal or invalid, the remaining provisions of this Amendment to Employment Agreement shall not be affected thereby.

       IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement on the day and year first written above.


                                   /s/ Thomas McDonough
                                   -------------------------------
                                   Thomas McDonough




                                   COVENTRY HEALTH CARE INC



                            By:    /s/ Allen F. Wise
                                   -------------------------------
                                   Allen F. Wise
                                   President and Chief Executive Officer

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